                      THIRD AMENDMENT TO CREDIT AGREEMENT



         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of the 19th day of November, 1996 among SPRINGS INDUSTRIES, INC. (the "Borrower"), WACHOVIA BANK OF GEORGIA, N.A., as Agent (the "Agent") and WACHOVIA BANK OF NORTH CAROLINA, N.A., SUNTRUST BANK, ATLANTA, and NATIONSBANK, N.A. (CAROLINAS) (collectively, the "Banks");


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Agent and the Banks are parties to that certain Credit Agreement, dated as of the 31st day of March, 1995, as amended by that certain First Amendment to Credit Agreement dated as of January 18, 1996, and that certain Second Amendment to Credit Agreement dated as of February 13, 1996 (as so amended, the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent and the Banks hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Amendments. (a) Section 1.01 is hereby amended by deleting the definition of "Consolidated Net Income Available for Restricted Payments" and substituting the following in lieu thereof:

                  "Consolidated Net Income Available for Restricted Payments" means, on any date, an amount equal to the sum of: (i) $40,000,000; plus (or minus, in case of a deficit) (ii) 100% of Consolidated Net Income for the period (taken as one accounting period) commencing on April 1, 1995 and terminating at the end of the last Fiscal Quarter preceding the date of any proposed Restricted Payment; less (iii) the aggregate amount of all Dividends paid or declared after April 1, 1995, by the Borrower on any of its Capital Stock; and less (iv) the excess of (A) the aggregate amount expended, directly or indirectly, after April

         1, 1995, for redemption, purchase, retirement or other acquisition of any shares of its Capital Stock over (B) the aggregate amount received after April 1, 1995, from sales of Capital Stock.

         (b) Section 2.02(a) is hereby deleted and substituted in lieu thereof is the following:

                  (a) If the Borrower desires that any portion of the initial Term Loan Advance be made as Euro-Dollar Loans on the Drawdown Date, the Borrower shall execute and deliver to the Agent a Funding Indemnification Letter and the Banks and the Borrower shall agree on the interest rates, amounts and Interest Periods with respect thereto not later than 3 Euro-Dollar Business Days prior to the Drawdown Date for such initial Term Loan Advance. If and to the extent that no Funding Indemnification Letter has been so delivered or such agreement as to interest rates, amounts and Interest Periods has not been reached within such time, the funding of the initial Term Loan Advance, as well as all subsequent Term Loan Advances and all Refunding Loans, shall be made as provided below. The Borrower shall give the Agent notice (a "Notice of Borrowing"), which shall be substantially in the form of Exhibit E (unless such Borrowing consists solely of a Refunding Loan, in which case such notice may be telephonic), prior to 11:00 A.M. (Atlanta, Georgia time) at least 1 Domestic Business Day before each Base Rate Borrowing and at least 3 Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

                  (i) the date of such Borrowing, which shall be a Domestic
            Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                  (ii) the aggregate amount of such Borrowing,

                  (iii) whether the Loans comprising such Borrowing are to be
            Base Rate Loans or Euro-Dollar Loans, and

                  (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

         (c) Section 2.02(f) is hereby deleted.

         (d) The third paragraph of Section 2.09(c) is hereby deleted and substituted in lieu thereof is the following:

                  In the event that the Borrower seeks a refund of any Taxes paid by the Borrower pursuant to this Section 2.09(c), the applicable Bank shall use its reasonable efforts to assist the Borrower in connection therewith, at the Borrower's expense. In the event any Bank receives a refund of any Taxes paid by the Borrower pursuant to this
         Section 2.09(c), it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided that if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

         (e) The last sentence of Section 3.02 is hereby deleted and substituted in lieu thereof is the following:

         Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the truth and accuracy of the facts specified in paragraphs (b), (c) and (d) of this Section; provided that if such Borrowing consists solely of a Refunding Loan, such Borrowing shall not be deemed to be such a representation and warranty.

         (f) Section 5.05 is hereby deleted and substituted in lieu thereof is the following:

                  SECTION 5.05. Minimum Consolidated Tangible Net Worth. Consolidated Tangible Net Worth will at no time be less than $475,000,000, plus the sum of (i) 25% of the cumulative Consolidated Net Income of the Borrower and its Consolidated Subsidiaries for the period from April 1, 1995 through and including the last Fiscal Quarter just ended (taken as one accounting period), calculated quarterly but excluding from such calculations of Consolidated Net Income for purposes of this clause (i), any quarter in which the Consolidated Net Income of the Borrower and its Consolidated Subsidiaries is negative,
         (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after April 1, 1995, less the amount of any Capital Stock repurchased by the Borrower during any period after April 1, 1995 and (iii) 100% of the amount of any Debt converted to equity in the Borrower during any period after April 1, 1995, calculated quarterly.

         (g) Section 5.07 is hereby deleted and substituted in lieu thereof is the following:

                  SECTION 5.07. Loans or Advances. Neither the Borrower nor any of its Subsidiaries shall make loans or advances to any Person except:
         (i) loans or advances to employees not exceeding $1,500,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on April 1, 1995; and (ii) deposits required by government agencies or public utilities; (iii) loans and advances not in excess of an aggregate amount of $10,000,000 consisting of trade accounts receivable, the payment terms of which have been altered by virtue of the bankruptcy of the account debtor; (iv) loans and advances (a) from the Borrower to any Guarantor (b) from any Guarantor to any other Guarantor or (c) from any Subsidiary to the Borrower; (v) loans and advances from the Borrower to any Foreign Subsidiary not exceeding at any time an amount which, together with the aggregate amount of Investments in Foreign Subsidiaries permitted by clause (C) of Section 5.08, is equal to 15% of Consolidated Tangible Net Worth at such time; and (vi) other loans and advances, not exceeding at any time an amount which, together with the aggregate amounts of Investments permitted by clause (D) of
         Section 5.08, is equal to 10% of Consolidated Tangible Net Worth at such time; provided that after giving effect to the making of any loans, advances or deposits permitted by this Section, the Borrower will be in full compliance with all the provisions of this Agreement.

         (h) Section 5.12 is hereby deleted and substituted in lieu thereof is the following:

                  SECTION 5.12. Consolidations, Mergers and Sales of Assets. The Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate. any business line or segment, provided that (a) the Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) Subsidiaries of the Borrower may merge with one another, and (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit, during any Fiscal Year, a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Year constituted more than 10% of Consolidated Tangible Net Worth; provided, however, solely for the Fiscal Year 1996, the sale of the stock of Clark-Schwebel, Inc. shall be excluded from the calculation of assets transferred hereunder with respect to the 10% of Consolidated Tangible Net Worth limitation.

         (i) Exhibit F to the Credit Agreement is hereby deleted and substituted in lieu thereof is Exhibit F in the form attached to this Amendment as Exhibit F.

         3. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding-and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         5. Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         6. No Default. To induce the Agent and the Banks to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

         7. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

         8. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         9. Conditions Precedent. This Amendment shall become effective only upon (i) execution and delivery of this Amendment by each of the parties hereto, and (ii) execution and delivery of the Consent and Reaffirmation of Guarantors at the end hereof by each of the Guarantors.

         IN WITNESS WHEREOF, the Borrower, the Agent and each of the Banks has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                    SPRINGS INDUSTRIES, INC.,
                                    as  Borrower                         (SEAL)

                                    By:   /s/Samuel J. Ilardo
                                       -----------------------------------------
                                    Title:  Treasurer

                                    WACHOVIA BANK OF GEORGIA, N.A.,
                                    as Agent          (SEAL)

                                    By:   /s/Mark D. Abrahm
                                       -----------------------------------------
                                    Title:  Vice President

                                    WACHOVIA BANK OF NORTH CAROLINA, N.A.,
                                    as a Bank         (SEAL)

                                    By:   /s/Sarah T. Warren
                                       -----------------------------------------
                                    Title:  Vice President

                                    SUNTRUST BANK, ATLANTA,
                                    as a Bank         (SEAL)

                                    By:   /s/Jeffrey D. Drucker
                                       -----------------------------------------
                                    Title:  Banking Officer


                                    By:   /s/R. B. King
                                       -----------------------------------------
                                    Title:  Vice President

                                    NATIONSBANK, N.A.
                                    as a Bank                            (SEAL)

                                    By: /s/E. Phifer Helms
                                       -----------------------------------------
                                    Title:  Senior Vice President

                     CONSENT AND REAFFIRMATION OF GUARANTORS



         Each of the undersigned (i) acknowledges receipt of the foregoing Amendment to Credit Agreement (the "Amendment"), (ii) consents to the execution and delivery of the Amendment by the parties thereto and agrees to all of the terms of the foregoing Amendment, and (iii) reaffirms all of its obligations and covenants, respectively, as a Guarantor under the Guaranty dated as of March 31, 1995 executed and delivered by Springs Window Fashions Division, Inc., and under the Guaranty dated as of May 27, 1995 executed and delivered by Dundee Mills, Incorporated, and as a Contributing Party under the Contribution Agreement dated as of March 31, 1995, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.


                                        SPRINGS WINDOW FASHIONS DIVISION,
                                        INC. (SEAL)

                                        By: /s/Samuel J. Ilardo
                                           -------------------------------------
                                        Title: Treasurer


                                        DUNDEE MILLS, INCORPORATED   (SEAL)

                                        By: /s/Samuel J. Ilardo
                                           -------------------------------------
                                        Title: Treasurer

                                                                       EXHIBIT F



                             COMPLIANCE CERTIFICATE


         Reference is made to the Credit Agreement dated as of March 31, 1995 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Springs Industries, Inc., the Banks from time to time parties thereto, and Wachovia Bank of Georgia, N.A., as Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

          Pursuant to Section 5.01(c) of the Credit Agreement, ________________, the duly authorized ________________ of Springs Industries, Inc., hereby certifies to the Agent and the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of ____________, ____, and that no Default is in existence on and as of the date hereof.


                                        SPRINGS INDUSTRIES, INC.



                                        By:
                                           -------------------------------------
                                        Title:

                              COMPLIANCE CHECK LIST
                            SPRINGS INDUSTRIES, INC.




1.       Leverage Ratio (Section 5.03)

         The Leverage ratio will not at any time exceed 4.5 to 1.00, calculated at the end of each Fiscal Quarter.

         (a)  Consolidated Debt              Schedule - 3      $
                                                                ----------

         (b)  EBITDA                         Schedule - 2      $
                                                                ----------

         Actual Ratio of (a) to (b)
                                                                ----------

         Maximum Ratio                                          4.5 to 1.0

2. Ratio of Consolidated Debt to Consolidated Total Tangible Capital (Section 5.04), calculated at the end of each Fiscal Quarter


         The ratio of Consolidated Debt to Consolidated Total Tangible Capital will not at any time exceed 0.5 to 1.00.

         (a)  Consolidated Debt              Schedule -  3     $
                                                                ----------

         (b)  Consolidated Tangible Net
              Worth                          Schedule -  1     $
                                                                ----------

         (c)  sum of (a) plus (b)                              $
                                                                ----------

         Actual Ratio of (a) to (c)
                                                                ----------

         Maximum Ratio                                          0.5 to 1.0


3.       Minimum consolidated Tangible Net Worth (Section 5.05)

         Consolidated Tangible Net Worth will at no time be less than $475,000,000, plus the sum of (i) 25% of the cumulative Consolidated Net Income of the Borrower and its Consolidated Subsidiaries for the period from April 1, 1995 through and including the last Fiscal Quarter just ended (taken as one accounting period), calculated quarterly but excluding from such calculations of Consolidated Net Income for purposes of this clause (i), any quarter in which the Consolidated Net Income of the Borrower and its Consolidated Subsidiaries is negative,
         (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after April 1, 1995, less the amount of any Capital Stock repurchased by the Borrower during any period

                              COMPLIANCE CHECK LIST
                            SPRINGS INDUSTRIES, INC.





after April 1, 1995 and (iii) 100% of the amount of any Debt converted to equity in the Borrower during any period after April 1, 1995, calculated quarterly.

         (a)  $475,000,000

         (b)  25% of positive Consolidated
              Net Income after April 1, 1995                   $
                                                                ----------

         (c)  100% of cumulative Net Proceeds
              of Capital Stock after April 1, 1995             $
                                                                ----------

         (d)  Amount of Capital Stock repurchased
              after April 1, 1995                              $
                                                                ----------

         (e)  100% of amount of Debt converted
              to equity after April 1, 1995                    $
                                                                ----------

              Actual Consolidated Tangible
              Net Worth                      Schedule - 1      $
                                                                ----------

              Required Consolidated Tangible Net
              Worth (sum of (a) plus (b) plus (c)
              less (d) plus (e)                                $
                                                                ----------

4.       Restricted Payments (Section 5.06)

         The Borrower will not declare or make any Restricted Payment during any Fiscal Year except from Consolidated Net Income Available for Restricted Payments; provided that after giving effect to the payment of any such Restricted Payments, the Borrower will be in full compliance with all of the provisions of this Agreement.

         Total Restricted Payments during
         Fiscal Year                                           $
                                                                ----------

         (a)  $40,000,000

         (b)  Consolidated Net Income
              after April 1, 1995                              $
                                                                ----------

         (c)  Dividends after April 1, 1995                    $
                                                                ----------

                              COMPLIANCE CHECK LIST
                            SPRINGS INDUSTRIES, INC.


         (d)  Excess of expenditures after Closing
              Date for redemption, purchase,
              retirement or other acquisition of
              shares of Capital Stock over amount
              received after April 1, 1995                     $
                                                                ----------

         (e)  Maximum Restricted Payments made
              after April 1, 1995 (sum of (a)
              [plus] [minus] (b) less (c) less (d)             $
                                                                ----------

5.       Loans and Advances (Section 5.07)

         Neither the Borrower nor any of its Subsidiaries shall make loans or advances to any Person except: (i) loans or advances to employees not exceeding $1,500,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on April 1, 1995; and (ii) deposits required by government agencies or public utilities; (iii) loans and advances not in excess of an aggregate amount of $10,000,000 consisting of trade accounts receivable, the payment terms of which have been altered by virtue of the bankruptcy of the account debtor; (iv) loans and advances (a) from the Borrower to any Guarantor (b) from any Guarantor to any other Guarantor or (c) from any Subsidiary to the Borrower; (v) loans and advances from the Borrower to any Foreign Subsidiary not exceeding at any time an amount which, together with the aggregate amount of Investments in Foreign Subsidiaries permitted by clause (C) of Section 5.08, is equal to 15% of Consolidated Tangible Net Worth at such time; and (vi) other loans and advances, not exceeding at any time an amount which, together with the aggregate amounts of Investments permitted by clause (D) of Section 5.08, is equal to 10% of Consolidated Tangible Net Worth at such time; Provided that after giving effect to the making of any loans, advances or deposits permitted by this Section, the Borrower will be in full compliance with all the provisions of this Agreement.

         (a)  To Employees                                     $
                                                                ----------
              Limitation                                       $
                                                                ----------

              Excess over Limitation                           $          (1)
                                                                ----------

---------------
(1) Any positive amount on this line shall be included in amounts permitted in Paragraph 6(b) below.

                              COMPLIANCE CHECK LIST
                            SPRINGS INDUSTRIES, INC.

         (b)  trade payables of bankrupt account
              debtors                                          $
                                                                ----------

              Limitation                                       $10,000,000
                                                                ----------

              Excess over Limitation                           $          (2)
                                                                ----------

         (c)  To Foreign Subsidiaries--See Paragraph 6(a) below

         (c)  Other loans and advances--See Paragraph 6(b) below

6.       Investments (Section 5.08)

         Except for the existing Investments listed on Schedule 5.08, neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except as permitted by Section 5.07 and except (A) Investments in (i) direct obligations of the United States of Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent, (iii) commercial paper rated Al or the equivalent thereof by Standard & Poor's Corporation or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition,
         (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc. and/or (v) other short term Investments in accordance with company policy of the Borrower in effect as of the date of this Agreement, a written copy of which has been provided to the Banks, which policy may not be changed without the Required Banks' prior written consent, (B) Investments by the Borrower in a Guarantor or by any Guarantor in another Guarantor,
         (C) Investments by the Borrower in Foreign Subsidiaries not exceeding at any time an amount which, together with loans and advances to Foreign Subsidiaries permitted by clause (v) of Section 5.07, is equal to 15% of Consolidated Tangible Net Worth at such time; and (D) other Investments not exceeding at any time an amount which, together with the aggregate amounts of loans and advances permitted by clause (vi) of
         Section 5.07, is equal to 10% of Consolidated Tangible Net Worth at such time.

--------------

(2) Any positive amount on this line shall be included in amounts permitted in Paragraph 6(b) below.

                              COMPLIANCE CHECK LIST
                            SPRINGS INDUSTRIES, INC.


         (a)  To Foreign Subsidiaries

              Loans and advances                               $
                                                                ----------

              Investments                                      $
                                                                ----------

              Subtotal                                         $
                                                                ----------

              Limitation                                       $          (3)
                                                                ----------

              Excess over Limitation                           $          (4)
                                                                ----------

         (b)  Other

              Loans and advances permitted  by
              clause (vi) of Section 5.07                      $
                                                                ----------

              Investments permitted by clause
              (D) of Section 5.08                              $
                                                                ----------

              Limitation                                       $          (5)
                                                                ----------

7.       Negative Pledge (Section 5.09)

         None of the Borrower's or any Consolidated Subsidiary's property is subject to any Lien securing Debt, except for:

         Description of Lien and Property             Amount of Debt
         subject to same                              Secured
         --------------------------------             --------------
         a.                                           $
              ---------------------------              -------------

         b.                                           $
              ---------------------------              -------------

         c.                                           $
              ---------------------------              -------------

         d.                                           $
              ---------------------------              -------------

--------------

(3) 15% of Consolidated Tangible Net Worth

(4) Any positive amount on this line shall be included in amounts permitted in Paragraph (b) below.

(5) 10% of Consolidated Tangible Net Worth

                              COMPLIANCE CHECK LIST
                            SPRINGS INDUSTRIES, INC.


         e.                                                    $
              ---------------------------                       -------------

         f.                                                    $
              ---------------------------                       -------------

         g.                                                    $
              ---------------------------                       -------------
                                                      Total    $
                                                                =============

         10% of Consolidated Tangible Net Worth                $
                                                                -------------

         15% of Consolidated Tangible Net Worth                $
                                                                -------------

8.       Consolidations, Mergers and Sales of Assets. (Section 5.12.)

         The Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that
         (a) the Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower is the corporation surviving such merger and
         (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) Subsidiaries of the Borrower may merge with one another, and (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit, during any Fiscal Year, a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Year constituted more than 10% of Consolidated Tangible Net Worth.

         Value of assets transferred or business
         lines or segments discontinued                        $
                                                                -------------

         Limitation (not more than 10% of
         Consolidated Tangible Net Worth--see
         Schedule - 1)                                         $
                                                                -------------

         Excess over limitation                                $
                                                                -------------

                              COMPLIANCE CHECK LIST
                            SPRINGS INDUSTRIES, INC.



                                                                    Schedule - 1

                         Consolidated Tangible Net Worth
Stockholders' Equity                                           $
                                                                -------------
     Less:
          Surplus from write-up of assets subsequent
            to January 1, 1994                                 $
                                                                -------------
          Intangibles                                          $
                                                                -------------
          Loans to stockholders, directors
            officers or employees                              $
                                                                -------------
          Capital Stock shown as assets                        $
                                                                -------------
          Deferred expenses 1                                  $
                                                                -------------

Consolidated Tangible Net Worth                                $
                                                                =============

Intangibles Description
-----------------------

    (a)                                                        $
          -----------------------------------                   -------------

    (b)                                                        $
          -----------------------------------                   -------------

    (c)                                                        $
          -----------------------------------                   -------------

    Other                                                      $
                                                                -------------

         Total                                                 $
                                                                =============

-------------

(1) To the extent not included as an intangible.

                              COMPLIANCE CHECK LIST
                            SPRINGS INDUSTRIES, INC.



                                                                    Schedule - 2

                                     EBITDA

Consolidated Net Income for:
              quarter     -                                   $
         ----         ---- ---                                 --------------
              quarter     -                                   $
         ----         ---- ---                                 --------------
              quarter     -                                   $
         ----         ---- ---                                 --------------
              quarter     -                                   $
         ----         ---- ---                                 --------------
         Total                                                $
                                                               --------------
Income taxes for:

              quarter     -                                   $
         ----         ---- ---                                 --------------
              quarter     -                                   $
         ----         ---- ---                                 --------------
              quarter     -                                   $
         ----         ---- ---                                 --------------
              quarter     -                                   $
         ----         ---- ---                                 --------------
         Total                                                $
                                                               --------------
Consolidated Interest Expense for:
              quarter     -                                   $
         ----         ---- ---                                 --------------
              quarter     -                                   $
         ----         ---- ---                                 --------------
              quarter     -                                   $
         ----         ---- ---                                 --------------
              quarter     -                                   $
         ----         ---- ---                                 --------------
         Total                                                $
                                                               --------------


Depreciation for:
              quarter     -                                   $
         ----         ---- ---                                 --------------
              quarter     -                                   $
         ----         ---- ---                                 --------------
              quarter     -                                   $
         ----         ---- ---                                 --------------
              quarter     -                                   $
         ----         ---- ---                                 --------------
         Total                                                $
                                                               --------------
Amortization for:
              quarter     -                                   $
         ----         ---- ---                                 --------------
              quarter     -                                   $
         ----         ---- ---                                 --------------
              quarter     -                                   $
         ----         ---- ---                                 --------------
              quarter     -                                   $
         ----         ---- ---                                 --------------
         Total                                                $
                ------                                         --------------
Other non-cash charges for:
              quarter     -                                   $
         ----         ---- ---                                 --------------
              quarter     -                                   $
         ----         ---- ---                                 --------------
              quarter     -                                   $
         ----         ---- ---                                 --------------
              quarter     -                                   $
         ----         ---- ---                                 --------------
         Total                                                $
                ------                                         --------------

         Total EBITDA                                         $
                                                               --------------

                              COMPLIANCE CHECK LIST
                            SPRINGS INDUSTRIES, INC.



                                                                    Schedule - 3

Consolidated Debt
-----------------

                                      INTEREST
                                        RATE       MATURITY   TOTAL
                                      --------     --------   -----
Secured
-------
                                                              $
-----------------------------------   --------     --------    --------------
                                                              $
-----------------------------------   --------     --------    --------------
                                                              $
-----------------------------------   --------     --------    --------------
                                                              $
-----------------------------------   --------     --------    --------------
           Total Secured                                      $
                                                               --------------

Unsecured
---------
                                                              $
-----------------------------------   --------     --------    --------------
                                                              $
-----------------------------------   --------     --------    --------------
                                                              $
-----------------------------------   --------     --------    --------------
                                                              $
-----------------------------------   --------     --------    --------------
           Total Unsecured                                    $
                                                               --------------

Guarantees
----------
                                                              $
-----------------------------------   --------     --------    --------------
                                                              $
-----------------------------------   --------     --------    --------------
               Total                                          $
                                                               --------------

Redeemable Preferred Stock                                    $
                                                               --------------

               Total                                          $
                                                               --------------

Other Debt
                                                              $
-----------------------------------------------------------    --------------
                                                              $
-----------------------------------------------------------    --------------
                                                              $
-----------------------------------------------------------    --------------
                 Total Consolidated Debt                      $
                                                               ==============

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of the 20th day of March, 1997 among SPRINGS INDUSTRIES, INC. (the "Borrower"), WACHOVIA BANK OF GEORGIA, N.A., as Agent (the "Agent") and WACHOVIA BANK OF NORTH CAROLINA, N.A., SUNTRUST BANK, ATLANTA, and NATIONSBANK, N.A. (CAROLINAS) (collectively, the "Banks");


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Agent and the Banks are parties to that certain Credit Agreement, dated as of the 31st day of March, 1995, as amended by that certain First Amendment to Credit Agreement dated as of January 18, 1996, that certain Second Amendment to Credit Agreement dated as of February 13, 1996, and that certain Third Amendment to Credit Agreement dated as of December 31, 1996 (as so amended, the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Agent and the Banks have agreed to the waiver of certain defaults under and certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent and the Banks hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Waiver. The Borrower represents and warrants to the Agent and the Banks that the Borrower has entered into agreements with the South Carolina Counties of Chester, York, Lancaster and Spartanburg (each a "SC County," collectively, the "SC Counties") for the purpose of obtaining a fee-in-lieu-of-tax characterization with respect to such transaction whereby (the following transactions are referred to herein as the "Bond Transaction(s)"): (i) the Borrower has sold or will sell certain real and personal property (the "Property") located in each of the SC Counties to the respective SC County in which such Property is located; (ii) the Borrower has leased-back or will lease-back the Property from each respective SC County;
(iii) each of the SC Counties has assigned or will assign such lease (the

"Lease(s)") to certain trustees (the "Trustee(s)"); (iv) each of the Trustees has sold or will sell a bond (the "Bond(s)") issued by the respective SC County to the Borrower, the payment of which is secured by the Property in such SC County and the respective Lease, and the Bond proceeds are loaned to the Borrower in return for the Borrower's issuance of a promissory note therefor;
(v) each Bond and the collateral security therefor shall be freely assignable, provided, however, the Borrower shall not encumber, transfer or otherwise dispose of the Bond or any collateral security therefor and shall remain the sole holder thereof; (vi) each Bond Transaction shall be entered into, performed and terminated (including, without limitation, all payments of any loans, rent, and purchase price by Borrower, any County or any Trustee at the consummation of any Bond Transaction, during the performance of any Bond Transaction, and at the termination of any Bond Transaction) in accordance with its terms and without
(x) the transfer of or obligation to transfer any funds between the parties to the Bond Transactions except for mutual offsetting book entries and fees paid or to be paid to any SC County in lieu of taxes, or (y) any effect under GAAP (as currently in effect) on the Borrower's financial statements; (vii) at any time the Borrower may terminate any Lease and title to the respective Property subject to such Lease shall be automatically transferred back to the Borrower; and (viii) at the end of the term of any lease and upon payment of the respective Bond in full, title to the respective Property subject to such lease shall be automatically transferred back to the Borrower. In reliance upon the foregoing, the Agent and the Banks hereby waive any Default or Event of Default under Sections 5.08 and 5.12 of the Credit Agreement arising from any Bond Transaction entered into prior to the date of this Amendment; provided, however, no such waiver set forth in this paragraph 2 shall constitute a waiver of any other Default or Event of Default under the Financing Agreement.

         3. Amendments. (a) A new definition "Permitted Sale-Lease Back/Bond Transaction" is hereby added to Section 1.01 of the Credit Agreement as follows in alphabetical order:

                  "Permitted Sale-Lease Back/Bond Transaction" shall mean a transaction entered into by the Borrower with any of the South Carolina Counties of Chester, York, Lancaster and Spartanburg (each an "SC County", collectively, the "SC Counties") for the purpose of obtaining a fee-in-lieu-of-tax characterization with respect to such transaction, whereby (the following transactions are referred to in this definition as the "Bond Transaction(s)"): (i) the Borrower has sold or will sell certain real and personal property (the "Property") located in each of the SC Counties to the respective SC County in which such Property is located; (ii) the Borrower has leased-back or will lease-back the Property from each respective SC County; (iii) each of the SC counties has assigned or will assign such lease (the "Lease(s)") to certain trustees (the "Trustee(s)"); (iv) each of the Trustees has sold or will sell a bond (the "Bond(s)") issued by the respective SC County to the Borrower, the payment of which is secured by the Property in such SC County and the respective Lease, and the Bond proceeds are loaned to the Borrower in return for the Borrower's issuance of a promissory note therefor; (v) each Bond and the collateral security therefor shall be freely assignable, provided, however, the Borrower shall not enter, transfer or otherwise dispose of the Bond or any collateral security therefor and shall remain the sole holder thereof;
         (vi) each Bond Transaction shall be entered into, performed and terminated (including, without limitation, all payments of any loans, rent, and purchase price by Borrower, any County or any Trustee at the consummation of any Bond Transaction, during the performance of any Bond Transaction, and at the termination of any Bond Transaction) in accordance with its terms and without (x) the transfer of or obligation to transfer any funds between the parties to the Bond Transactions except for mutual offsetting book entries and fees paid or to be paid to any SC County in lieu of taxes, or (y) any effect under GAAP (as currently in effect) on the Borrower's financial statements; (vii) at any time the Borrower may terminate any Lease and title to the respective Property subject to such Lease shall be automatically transferred back to the Borrower; and (viii) at the end of the term of any Lease and upon payment of the respective Bond in full, title to the respective Property subject to such Lease shall be automatically transferred back to the Borrower.

         (b) The word "and" located after the semicolon in Section 5.01(h) is hereby deleted and Section 5.01(i) is hereby deleted and substituted in lieu thereof is the following:

                  (i) thirty (30) days prior to the consummation thereof a written summary of the terms and conditions of any Permitted Sale-Lease Back/Bond Transaction, and promptly thereafter, copies of any documents to be executed in connection therewith reasonably requested by the Agent and the Banks; and

                  (j) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

         (c) Section 5.08 is hereby deleted and substituted in lieu thereof is the following:

                  SECTION 5.08. Investment. Except for the existing Investments listed on Schedule 5.08, neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except as permitted by Section 5.07 and except (A) Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent, (iii) commercial paper rated Al or the equivalent thereof by Standard & Poor's Corporation or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc. and/or (v) other short term Investments in accordance with company policy of the Borrower in effect as of the date of this Agreement, a written copy of which has been provided to the Banks, which policy may not be changed without the Required Banks' prior written consent, (B) Investments by the Borrower in a Guarantor or by any Guarantor in another Guarantor,
         (C) Investments by the Borrower in Foreign Subsidiaries not exceeding at any time an amount which, together with loans and advances to Foreign Subsidiaries permitted by clause (v) of Section 5.07, is equal to 15% of Consolidated Tangible Net Worth at such time; (D) other Investments not exceeding at any time an amount which, together with the aggregate amounts of loans and advances permitted by clause (vi) of
         Section 5.07, is equal to l0% of consolidated Tangible Net Worth at such time, and (E) investments in the bond issued pursuant to a Permitted Sale-Lease Back/Bond Transaction.

         (d) Section 5.12 is hereby deleted and substituted in lieu thereof is the following:

                  SECTION 5.12. Consolidations, Mergers and Sales of Assets. The Borrower will not, nor will it permit any subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that (a) the Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) Subsidiaries of the Borrower may merge with one another, and (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit, during any Fiscal Year,
         (A) a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Year constituted more than 10% of Consolidated Tangible Net Worth, or (B) a transfer of assets as a part of a Permitted Sale-Lease Back/Bond Transaction.

         (e) A New Section 5.23 is hereby added to the Credit Agreement as follows:

                  SECTION 5.23 Ownership of Bonds. The Borrower shall be the sole holder of each bond issued pursuant to a Permitted

         Sale-Lease Back/Bond Transaction and shall not encumber, transfer or otherwise dispose of such bond without the prior written consent of all Banks.

         4. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         6. Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         7. No Default. To induce the Agent and the Banks to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

         8. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

         9. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         10. Conditions Precedent. This Amendment shall become effective only upon (i) execution and delivery of this Amendment by each of the parties hereto,
(ii) execution and delivery of the Consent and Reaffirmation of Guarantors at the end hereof by each of the Guarantors, and (iii) the delivery of a copy of the Lease to the Agent and the Banks and the terms and conditions of the Lease being satisfactory to the Agent and the Banks in all respects.

         IN WITNESS WHEREOF, the Borrower, the Agent and each of the Banks has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.



                                       SPRINGS INDUSTRIES, INC.,
                                       as Borrower             (SEAL)


                                       By:   /s/Samuel J. Ilardo
                                             ------------------------------
                                       Title:  Treasurer


                                       WACHOVIA BANK OF GEORGIA, N.A.,
                                       as Agent (SEAL)

                                       By:   /s/Barry K. Love
                                             ------------------------------
                                       Title:  Senior Vice President


                                       WACHOVIA BANK OF NORTH CAROLINA, N.A.,
                                       as a Bank (SEAL)

                                       By:   /s/Paul G. Grube
                                             ------------------------------
                                       Title:  Senior Vice President


                                       SUNTRUST BANK, ATLANTA,
                                       as a Bank (SEAL)

                                       By:   /s/Jeffrey D. Drucker
                                             ------------------------------
                                       Title:  Banking Officer


                                       By:   /s/R. B. King
                                             ------------------------------
                                       Title:  Vice President


                                       NATIONSBANK, N.A.
                                       as a Bank              (SEAL)

                                       By: /s/David H. Dinkins
                                             ------------------------------
                                       Title:  Vice President

                     CONSENT AND REAFFIRMATION OF GUARANTORS



         Each of the undersigned (i) acknowledges receipt of the foregoing Amendment to Credit Agreement (the "Amendment"), (ii) consents to the execution and delivery of the Amendment by the parties thereto and agrees to all of the terms of the foregoing Amendment, and (iii) reaffirms all of its obligations and covenants, respectively, as a Guarantor under the Guaranty dated as of March 31, 1995 executed and delivered by Springs Window Fashions Division, Inc., and under the Guaranty dated as of May 27, 1995 executed and delivered by Dundee Mills, Incorporated, and as a Contributing Party under the Contribution Agreement dated as of March 31, 1995, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.


                                      SPRINGS WINDOW FASHIONS DIVISION,
                                      INC. (SEAL)

                                      By:   /s/Robert W. Sullivan
                                            ------------------------------
                                      Title:  Vice President


                                      DUNDEE MILLS, INCORPORATED   (SEAL)

                                      By:   /s/Robert W. Sullivan
                                            ------------------------------
                                      Title:  Vice President